                                                                    EXHIBIT 10.b

                                                         KILPATRICK STOCKTON LLP
                                                                  EXECUTION



================================================================================





                           PURCHASE AND SALE AGREEMENT





                            Dated as of June 22, 2000



                                      Among



                                   each of the



                              SELLERS NAMED HEREIN



                                       and





                                   MTSPC, INC.


================================================================================

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
ARTICLE I  AGREEMENT TO SELL...................................................3

SECTION 1.2 TIMING OF PURCHASES................................................4
SECTION 1.3 CONSIDERATION FOR PURCHASES........................................5
SECTION 1.4 SALE TERMINATION DATE..............................................5

ARTICLE II  CALCULATION OF PURCHASE PRICE......................................5

SECTION 2.1 CALCULATION OF PURCHASE PRICE......................................5

ARTICLE III  PAYMENT OF PURCHASE PRICE.........................................7

SECTION 3.1 INITIAL PURCHASE PRICE PAYMENT.....................................7
SECTION 3.2 SUBSEQUENT PURCHASE PRICE PAYMENTS.................................7
SECTION 3.3 SETTLEMENT AS TO SPECIFIC RECEIVABLES..............................8
SECTION 3.4 SETTLEMENT AS TO DILUTION..........................................9
SECTION 3.5 RECONVEYANCE OF RECEIVABLES.......................................10

ARTICLE IV  CONDITIONS OF PURCHASES...........................................10

SECTION 4.1 CONDITIONS PRECEDENT TO INITIAL PURCHASE..........................10
SECTION 4.2 CERTIFICATION AS TO REPRESENTATIONS AND WARRANTIES................11

ARTICLE V  REPRESENTATIONS AND WARRANTIES.....................................12

SECTION 5.1 REPRESENTATIONS OF THE SELLERS....................................12

ARTICLE VI  COVENANTS OF THE SELLERS..........................................15

SECTION 6.1 AFFIRMATIVE COVENANTS.............................................15
SECTION 6.2 REPORTING REQUIREMENTS............................................17
SECTION 6.3 NEGATIVE COVENANTS................................................18

ARTICLE VII  ADDITIONAL RIGHTS AND OBLIGATIONS IN RESPECT OF THE TRANSFERRED
RECEIVABLES...................................................................19

SECTION 7.1 RIGHTS OF THE COMPANY.............................................19
SECTION 7.2 RESPONSIBILITIES OF THE SELLERS...................................19
SECTION 7.3 FURTHER ACTION EVIDENCING PURCHASES...............................20

ARTICLE VIII  INDEMNIFICATION.................................................20

SECTION 8.1 INDEMNITIES BY THE SELLERS........................................20

ARTICLE IX  TERMINATION OF SELLERS............................................22

SECTION 9.1 TERMINATION OF A SELLER...........................................22

ARTICLE X  MISCELLANEOUS......................................................23

SECTION 10.1 AMENDMENTS, ETC..................................................23
SECTION 10.2 NOTICES, ETC.....................................................24
SECTION 10.3 NO WAIVER; CUMULATIVE REMEDIES...................................24
SECTION 10.4 BINDING EFFECT; ASSIGNABILITY....................................24
SECTION 10.5 GOVERNING LAW....................................................25
SECTION 10.6 COSTS, EXPENSES AND TAXES........................................25
SECTION 10.7 SUBMISSION TO JURISDICTION.......................................25
SECTION 10.8 WAIVER OF JURY TRIAL.............................................26
SECTION 10.9 CAPTIONS AND CROSS REFERENCES; INCORPORATION BY REFERENCE........26
SECTION 10.10 EXECUTION IN COUNTERPARTS.......................................26
SECTION 10.11 ACKNOWLEDGMENT AND AGREEMENT....................................26
SECTION 10.12 NO PROCEEDINGS..................................................26

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


EXHIBITS

EXHIBIT A       FORM OF PURCHASE REPORT
EXHIBIT B       FORM OF THE INITIAL SELLER NOTE
EXHIBIT C       OFFICE LOCATIONS
EXHIBIT A-1     FORM OF LOCKBOX AGREEMENT


SCHEDULES

SCHEDULE I        LIST OF SELLERS
SCHEDULE 5.1(n)   TRADE NAMES
SCHEDULE 10.2     NOTICE ADDRESSES




















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                           PURCHASE AND SALE AGREEMENT


         THIS PURCHASE AND SALE AGREEMENT (as amended, supplemented or modified from time to time, this "Agreement"), dated as of June 22, 2000, is between the seller parties named herein on Schedule I (each such party being a "Seller," and collectively, the "Sellers"), as sellers, and MTSPC, INC., a Delaware corporation (the "Company"), as purchaser.

                                   DEFINITIONS

         Unless otherwise indicated, certain terms that are capitalized and used throughout this Agreement are defined in Appendix A to the Receivables Purchase Agreement of even date herewith (as amended, supplemented or otherwise modified from time to time, the "Receivables Purchase Agreement"), among the Company, MascoTech, Inc., as initial Master Servicer, Wachovia Bank, N.A., as Administrative Agent for the Purchaser (the "Administrative Agent"), and Blue Ridge Asset Funding Corporation, as the Purchaser. The following terms have the respective meanings indicated below:

Available Funds:  As defined in Section 3.2 hereof.

Contributed Receivables:  As defined in Section 1.2(b) hereof.

Ineligible Receivable:  As defined in Section 3.3 hereof.

Initial Closing Date:  As defined in Section 1.2 hereof.

Initial Contributed Receivables:  As defined in Section 1.1(b).

Initial Cut-Off Date: The Business Day immediately preceding the Initial Closing Date.

Initial Seller Note:  As defined in Section 3.1 hereof.

Lockbox Accounts: One or more lockbox accounts held in Lockbox Banks for receiving Collections from Pool Receivables.

Mandatory Seller Termination Date:  As defined in Section 9.1(a) hereof.

Permissive Seller Termination Date:  As defined in Section 9.1(b) hereof.

Purchase Price:  As defined in Section 2.1 hereof.

Purchase Report:  As defined in Section 2.1 hereof.

Related Rights:  As defined in Section 1.1(a) hereof.

Sale Indemnified Amounts:  As defined in Section 8.1 hereof.

Sale Indemnified Party:  As defined in Section 8.1 hereof.

Sale Termination Date:  As defined in Section 1.4 hereof.

Seller Material Adverse Effect:  With respect to any event or circumstance:

         (i) a material adverse effect on the ability of a Seller to perform its obligations under this Agreement or any other Transaction Document to which such Seller is a party;

         (ii) a material adverse effect on the validity or enforceability as against a Seller of this Agreement or any other Transaction Document to which such Seller is a party;

         (iii) a material adverse effect on the status, existence, perfection, priority or enforceability of the Company's interest in the Receivables Pool and the Related Rights; or

         (iv) a material adverse effect on the validity, enforceability or collectability of a material portion of the Receivables Pool.

Transferred Receivable: At any time, any Receivable or interest therein sold, assigned, transferred, contributed or otherwise conveyed to the Company by any Seller pursuant to, and in accordance with the terms of this Agreement but excluding all Receivables that are from time to time reconveyed by the Company to a Seller pursuant to Section 3.5 hereof.

                                   Background

         1. The Company is a limited purpose corporation, all of the issued and outstanding shares of capital stock of which are wholly-owned by MascoTech.

         2. MascoTech is concurrently with the initial sale hereunder transferring certain Receivables and Related Rights to the Company as part of the capitalization of the Company.

         3. The Sellers wish to sell Receivables and Related Rights to the Company, and the Company is willing, on the terms and subject to the conditions set forth herein, to purchase Receivables and Related Rights from the Sellers.

         4. The Company intends to sell to Purchaser from time to time undivided interests in the Transferred Receivables and Related Rights pursuant to the Receivables Purchase Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                AGREEMENT TO SELL

         SECTION 1.1 SALES AND CONTRIBUTIONS.

         (a) Agreement to Sell. On the terms and subject to the conditions set forth in this Agreement (including Article V), and in consideration of the Purchase Price, from the Initial Closing Date until the Sale Termination Date, each Seller agrees to sell, assign and transfer, and does hereby sell, assign and transfer to the Company, and the Company agrees to purchase, and does hereby purchase from such Seller, all of such Seller's right, title and interest in and to:

                  (i) each Receivable (other than Initial Contributed Receivables) of such Seller (and, in the case of MascoTech, each Participating Division) that existed and was owing to such Seller as of the close of such Seller's business on the Initial Cut-Off Date;

                  (ii) each Receivable (other than Contributed Receivables) created or originated by such Seller (and, in the case of MascoTech, each Participating Division) from the close of such Seller's business on the Initial Cut-Off Date, to and including the Sale Termination Date;

                  (iii) all rights to, but not the obligations under, all related Contracts and all Related Security whether now existing or hereafter acquired;

                  (iv) all monies due or to become due with respect to the foregoing;

                  (v) all books and records related to any of the foregoing whether now existing or hereafter acquired;

                  (vi) all Lockbox Accounts, all amounts on deposit therein and all related agreements between such Seller and the Lockbox Banks, in each case to the extent constituting or representing items described in paragraph (vii) below; and

                  (vii) all Collections in respect of, and other proceeds of, Receivables or any other proceeds of the foregoing (as defined in the UCC) received on or after the Initial Cut-Off Date including, without limitation, all funds which either are received by such Seller, the Company or the Master Servicer from or on behalf of the Obligors in payment of any amounts owed (including, without limitation, finance charges, interest and all other charges) in respect of such Receivables, or are applied to such amounts owed by the Obligors (including without limitation, insurance payments, if any, that such Seller or the Master Servicer (if other than such Seller) applies in the ordinary course of its business to amounts owed in respect of such Receivable and net proceeds of sale or other disposition of repossessed goods or other collateral or property of the Obligors or any other party directly or indirectly liable for payment of such Receivable and available to be applied thereon).

All purchases and capital contributions hereunder shall be made without recourse, but shall be made pursuant to and in reliance upon the representations, warranties and covenants of such Seller, in its capacity as seller, set forth in each Transaction Document. The proceeds and rights described in subsections (iii) through (vii) of this Section 1.1(a), together with such proceeds and rights with respect to the Contributed Receivables, are herein collectively called the "Related Rights."

         (b) Agreement to Contribute. In consideration of the capital stock of the Company issued to MascoTech, MascoTech agrees to contribute, and does hereby contribute to the Company, and the Company agrees to accept, and does hereby accept, from MascoTech, in each case, on the Initial Closing Date, all of each Participating Division's right, title and interest in and to (i) Receivables, and the Related Rights with respect thereto, existing on the Initial Cut-Off Date, starting with the oldest such Receivables such that the aggregate Unpaid Balance of all such Receivables shall be approximately $35,000,000 (the "Initial Contributed Receivables") and (ii) all other Contributed Receivables.

         (c) Absolute Transfer. It is the intention of the parties hereto that each conveyance of Receivables and Related Rights by each Seller to the Company as provided in this Section 1.1 be, and be construed as, an absolute sale or an absolute assignment, without recourse, of such Receivables and Related Rights by such Seller to the Company. Furthermore, it is not intended that such conveyance be deemed a pledge of such Receivables and Related Rights by such Seller to the Company to secure a debt or other obligation of such Seller. If, however, notwithstanding the intention of the parties, the conveyance provided for in this Section 1.1 is determined to be a transfer for security, then this Agreement shall also be deemed to be a "security agreement" within the meaning of Article 9 of the UCC and such Seller hereby grants to the Administrative Agent, as agent for the Company and the other Secured Parties, a "security interest" within the meaning of Article 9 of the UCC in all of such Seller's right, title and interest in and to such Receivables and Related Rights, now existing and hereafter created, to secure a loan in an amount equal to the aggregate Purchase Prices therefor and each of such Seller's other payment obligations under this Agreement.

         SECTION 1.2 TIMING OF PURCHASES.

         (a) Initial Closing Date Purchases. On the date of the first Purchase under the Receivables Purchase Agreement (the "Initial Closing Date") each Seller shall sell to the Company, and the Company shall purchase, pursuant to
Section 1.1, such Seller's entire right, title and interest in and to (i) each Receivable (other than the Initial Contributed Receivables) that existed and was owing to such Seller (and, in the case of MascoTech, each Participating Division) as of the close of such Seller's (and, in the case of MascoTech, each Participating Division's) business on the Initial Cut-Off Date, and (ii) all Related Rights with respect thereto.

         (b) Subsequent Purchases and Contributions. After the Initial Closing Date, and continuing until the Sale Termination Date, each Receivable described in Section 1.1(a)(ii) hereof, and all the Related Rights with respect thereto, created or originated by a Seller shall be sold by such Seller (or in the case of MascoTech, sold or contributed by each Participating Division) to the Company (without any further action) upon the creation or origination of such

Receivable. All such Receivables, other than those Receivables indicated on a Purchase Report as having been contributed by a Participating Division to the Company (such other Receivables, together with the Initial Contributed Receivables, the "Contributed Receivables"), shall be sold to the Company on such date; all Contributed Receivables shall be contributed by each Participating Division to the Company on such date.

         SECTION 1.3 CONSIDERATION FOR PURCHASES.

         On the terms and subject to the conditions set forth in this Agreement, the Company agrees to make all Purchase Price payments to each Seller in accordance with Article III.

         SECTION 1.4 SALE TERMINATION DATE.

         The "Sale Termination Date" shall be the earlier to occur of (i) with respect to a particular Seller (and, in the case of MascoTech, a Participating Division), the date (if any) that is such Seller's (or, in the case of MascoTech, such Participating Division's) Mandatory Seller Termination Date or Permissive Seller Termination Date and (ii) the Termination Date under the Receivables Purchase Agreement.

                                   ARTICLE II

                          CALCULATION OF PURCHASE PRICE


         SECTION 2.1 CALCULATION OF PURCHASE PRICE.

         On each Reporting Date (commencing with the first Reporting Date following the Initial Closing Date), the Sellers shall deliver to the Company, the Administrative Agent and the Master Servicer (if the Master Servicer is other than MascoTech) a combined report in substantially the form of Exhibit A (such report being herein called a "Purchase Report") with respect to the Company's purchases of Receivables from the Sellers

         (a) that arose on or prior to the Initial Cut-Off Date (in the case of the first Purchase Report to be delivered hereunder), and

         (b) that arose during the Settlement Period immediately preceding such Reporting Date (in the case of each successive Purchase Report).

Each Purchase Report shall designate the amount of such Receivables that were Eligible Receivables on the date of origination (or, in the case of Receivables transferred or contributed on the Initial Closing Date, on the Initial Closing
Date).

The "Purchase Price" (to be paid to a Seller in accordance with the terms of Article III) for the Receivables and the Related Rights sold by a Seller shall be determined in accordance with the following formula:


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

PP       =     AUB  -  (AUB x FMVD)

where:

PP   =   Purchase Price (to be paid in accordance with the terms of Article III)
as calculated on the relevant purchase date or Reporting Date, as applicable.

AUB  =   (i)   for purposes of calculating the Purchase Price for Receivables sold by such Seller on the Initial Closing Date, the aggregate Unpaid Balance of all Receivables that existed and were owing to such Seller (or, in the case of MascoTech, all of its Participating Divisions) as measured as at the Initial Cut-Off Date (less, in the case of MascoTech, an amount equal to the sum of the aggregate Unpaid Balance of all Initial Contributed Receivables conveyed to the Company by the Participating Divisions), and

         (ii) for purposes of calculating the Purchase Price for Receivables sold by such Seller thereafter, the aggregate Unpaid Balance of the Receivables described in Section 1.1(a)(ii) hereof that were generated by such Seller (or, in the case of MascoTech, all of its Participating Divisions) on the date of such sale (less, in the case of MascoTech, an amount equal to the sum of the aggregate Unpaid Balance of all Contributed Receivables, if any, relating to the date of such sale indicated on the related Purchase Report).

FMVD =   Fair Market Value Discount Factor on the determination date, which is the sum of the Loss Discount and the Cost Discount, in each case as calculated on the Initial Closing Date or the most recent Reporting Date, as applicable, as set forth in the definitions below. With respect to each calculation set forth above, the calculation of the FMVD shall remain in effect from and including the Initial Closing Date to but excluding the following Reporting Date and thereafter to but excluding each subsequent Reporting Date.

     "Loss Discount" as measured on the Initial Closing Date or any Reporting Date means the ratio, expressed as a percentage, of (i) the losses (i.e. write-offs to the bad debt reserve or other write-offs consistent with the Credit and Collection Policy, in each case, net of recoveries) recognized for all Pool Receivables during the period equal to twelve (12) successive months ending on the Cut-Off Date immediately preceding the Initial Closing Date or such Reporting Date, as the case may be, divided by (ii) the Collections on all Pool Receivables received during such period.

     "Cost Discount" as measured on the Initial Closing Date or any Reporting Date means a percentage determined in accordance with the following formula:

     CD  =     (DSO/360) x CR

     where:

     CD  =     the Cost Discount as measured on such Reporting Date;


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


         DSO =     the Days Sales Outstanding, as set forth in the most recent
Purchase Report; and

         CR  =     the Cost Rate as measured on such Reporting Date.

         "Cost Rate" as measured on the Initial Closing Date or any Reporting Date means a per annum percentage rate equal to the sum of (i) the LIBO Rate for the Initial Closing Date or the related Settlement Period, as the case may be, plus (ii) 0.775%.

         "LIBO Rate" for the Initial Closing Date or any Settlement Period means the offered rate per annum (rounded upwards, if necessary, to the nearest 1/16th of one percent) appearing in The Wall Street Journal for three month Eurodollar Rate loans on the Initial Closing Date or the first Business Day of such Settlement Period, as the case may be.

                                   ARTICLE III

                            PAYMENT OF PURCHASE PRICE

         SECTION 3.1 INITIAL PURCHASE PRICE PAYMENT.

         On the terms and subject to the conditions set forth in this Agreement, the Company agrees to pay to the applicable Seller on the Initial Closing Date the Purchase Price for the purchase to be made from such Seller with respect to the Receivables of such Seller (and, in the case of MascoTech, each Participating Division) existing on or prior to the Initial Cut-Off Date (other than the Initial Contributed Receivables) (a) in cash in an amount equal to the amount received by the Company in connection with the first Purchase made pursuant to the Receivables Purchase Agreement (provided, that if the aggregate of the Purchase Prices exceeds the amount of cash so received by the Company, the Company shall apply such amount of cash ratably among the Sellers, based upon the Purchase Prices payable to such Sellers) and (b) by the issuance of a promissory note in the form of Exhibit B to each Seller (each such promissory note, as it may be amended, supplemented, endorsed or otherwise modified from time to time in substitution therefor or renewal thereof in accordance with the Transaction Documents, being herein called an "Initial Seller Note") in an initial principal amount equal to the remainder of the Purchase Price owing to such Seller on the Initial Closing Date after subtracting the amount paid in cash to such Seller.

         SECTION 3.2 SUBSEQUENT PURCHASE PRICE PAYMENTS.

         On each Business Day after the Initial Closing Date on which a Seller sells any Receivables to the Company, until the termination of this Agreement pursuant to Section 10.4 hereof, the Company shall pay to such Seller a portion of the Purchase Price for such Receivables by depositing into such account as such Seller shall specify immediately available funds from monies then held by or on behalf of the Company solely to the extent that such monies do not constitute Collections that are required to be identified or set aside or segregated and held by the Master Servicer pursuant to the Receivables Purchase Agreement or to be distributed to the Administrative Agent or the Purchaser pursuant to the Receivables Purchase

Agreement or required to be paid to the Master Servicer as the Servicer's Fee on the next Settlement Date, or otherwise necessary to pay current expenses of the Company (in its reasonable discretion) (such available monies, the "Available Funds") and provided that such Seller has paid all amounts then owing by it hereunder. The parties acknowledge that MascoTech may, but shall not be obligated to, make cash contributions to the capital of the Company to supplement Available Funds. To the extent that the Available Funds are insufficient to pay the Purchase Prices then due in full, the Company shall apply such Available Funds ratably among the Sellers who sold Receivables on such day, based upon the Purchase Prices payable to such Sellers. Any remaining portion of such Purchase Price shall be paid by increasing the principal amount of such Seller's Initial Seller Note, effective as of the last day of the related Settlement Period; provided, however, that the aggregate of the principal amounts outstanding at any time under the Initial Seller Notes may not exceed the lesser of (a) $1,500,000 and (b) 3% of the Purchase Limit. To the extent that (x) the amount due pursuant to Section 2.1 with respect to all Receivables created or originated by a Seller (and, in the case of MascoTech, a Participating Division) that arose during the corresponding Settlement Period is exceeded by (y) the amount paid to such Seller during such Settlement Period pursuant to the foregoing sentences for such Receivables, such excess shall be treated as a reduction in the principal amount of such Seller's Initial Seller Note, effective as of the last day of the related Settlement Period; provided, however, that if at any time the unpaid principal amount of any Initial Seller Note has been reduced to zero, the related Seller shall pay the Company the remainder owed with respect thereto in immediately available funds.

         Each Seller shall make all appropriate record keeping entries with respect to amounts due to such Seller under its Initial Seller Note to reflect payments by the Company thereon and such Seller's books and records shall constitute rebuttable presumptive evidence of the principal amount and accrued interest owed to such Seller under its Initial Seller Note. Each Seller shall return its Initial Seller Note to the Company upon the final payment thereof after the termination of this Agreement pursuant to Section 10.4 hereof.

         The parties hereto agree that, for administrative convenience, settlement of the aggregate Purchase Prices payable in respect of Receivables sold during a Settlement Period may be made on the Settlement Date immediately following such Settlement Period.

         SECTION 3.3 SETTLEMENT AS TO SPECIFIC RECEIVABLES.

         If a Responsible Officer of any Seller obtains knowledge or receives notice from the Company or the Administrative Agent that (a) on the day that any Receivable purchased or contributed hereunder was created or originated by such Seller (or, in the case of Receivables transferred or contributed on the Initial Closing Date, on the Initial Closing Date) any of the representations or warranties set forth in Section 5.1(k) was not true with respect to such Receivable, or such Receivable was designated as an Eligible Receivable on the related Purchase Report and was not an Eligible Receivable or, (b) on any day any of the representations or warranties set forth in Section 5.1(k) with respect to any Transferred Receivable is no longer true with respect to such Receivable (each such Receivable, an "Ineligible Receivable"), then the Unpaid Balance of such Ineligible Receivable as of such day shall be applied to reduce the Purchase Price payable with respect to Receivables sold on such day by such Seller or to reduce the outstanding principal amount owed to such Seller under its Initial Seller Note effective as of the relevant Settlement Date; provided, that if (i) there are no purchases of Receivables from such Seller hereunder on such day (or insufficiently large purchases of Receivables to create a Purchase Price owing to such Seller on such day, which Purchase Price is large enough to be reduced by the amount of such net reduction) and the outstanding principal amount owed to such Seller under its Initial Seller Note has been reduced to zero (or the principal amount of such Initial Seller Note is not large enough to be reduced by the amount of such net reduction), or (ii) if the Company, absent a payment of such net reduction in cash, would be unable to meet its obligations under the Receivables Purchase Agreement, then, such Seller shall pay to the Company the remaining amount of the Unpaid Balance of such Ineligible Receivables that has not been so applied, in immediately available funds, not later than the relevant Settlement Date; provided, further, that if the Company receives payment on account of Collections due with respect to such Ineligible Receivable after the date of such application or payment, the Company promptly shall deliver such funds to such Seller. The enforcement of the obligations of such Seller set forth in this Section 3.3 shall be the sole remedy of the Company with respect to Ineligible Receivables. Notwithstanding anything herein to the contrary, the provisions of this Section shall not be applicable to Reese Receivables for so long as Reese Receivables are excluded from the determinations identified in
Section 1.5 to the Receivables Purchase Agreement.

         SECTION 3.4 SETTLEMENT AS TO DILUTION.

         Each Purchase Report shall include, in respect of the Receivables previously contributed or sold by a Seller (including the Initial Contributed Receivables), a calculation of the aggregate net reduction in the aggregate Unpaid Balance of such Receivables owed by particular Obligors on account of any defective, rejected or returned merchandise or services, any cash discount, any incorrect billings or other adjustments, or setoffs in respect of any claims by the Obligor(s) thereof (whether such claims arise out of the same or a related or unrelated transaction), or any rebate or refund during the most recent Settlement Period. The aggregate amount of such reduction shall be applied to reduce the Purchase Price payable with respect to Receivables sold on the related Settlement Date by such Seller or to reduce the outstanding principal amount owed to such Seller under its Initial Seller Note effective as of the relevant Settlement Date; provided, that if (i) there are no purchases of Receivables from such Seller hereunder on such day (or insufficiently large purchases of Receivables to create a Purchase Price owing to such Seller on such day, which Purchase Price is large enough to be reduced by the amount of such net reduction) and the outstanding principal amount owed to such Seller under its Initial Seller Note has been reduced to zero (or the principal amount of such Initial Seller Note is not large enough to be reduced by the amount of such net reduction), or (ii) if the Company, absent a payment of such net reduction in cash, would be unable to meet its obligations under the Receivables Purchase Agreement, then such Seller shall pay to the Company the remaining amount of such aggregate reduction that has not been so applied, in immediately available funds, not later than the relevant Settlement Date. Notwithstanding anything herein to the contrary, the provisions of this Section shall not be applicable to Reese Receivables for so long as Reese Receivables are excluded from the determinations identified in Section 1.5 to the Receivables Purchase Agreement.

         SECTION 3.5 RECONVEYANCE OF RECEIVABLES.

         In the event that a Seller has paid (by effecting a Purchase Price reduction or otherwise) to the Company the full Unpaid Balance of any Receivable pursuant to Section 3.3 or 3.4, the Company shall reconvey and shall be deemed to have reconveyed such Receivable and all Related Rights with respect thereto, to such Seller, without recourse, representation or warranty, but free and clear of all Liens created by the Company; any such reconveyed Receivable and all Related Rights shall no longer be either (a) a Transferred Receivable or (b) subject to the terms of this Agreement (including any obligation to turn over Collections with respect thereto), except that the Company shall be obligated to deliver Collections received with respect to any such reconveyed Receivable as provided in such Sections 3.3 and 3.4.

                                   ARTICLE IV

                             CONDITIONS OF PURCHASES

         SECTION 4.1 CONDITIONS PRECEDENT TO INITIAL PURCHASE.

         The initial purchase and contribution hereunder is subject to the condition precedent that the Company shall have received, on or before the Initial Closing Date, the following, each (unless otherwise indicated) dated the Initial Closing Date, and each in form, substance and date reasonably satisfactory to the Company and the Administrative Agent:

         (a) A copy of the resolutions of the Board of Directors of each Seller approving the Transaction Documents to be delivered by it and the transactions contemplated hereby and thereby, certified by the Secretary or Assistant Secretary of such Seller;

         (b) Good standing certificate for each Seller issued as of a recent date by the Secretary of State of the jurisdiction of its incorporation;

         (c) A certificate of the Secretary or Assistant Secretary of each Seller certifying the names and true signatures of the officers authorized on such Seller's behalf to sign the Transaction Documents to be delivered by it (on which certificate the Company and the Master Servicer (if other than MascoTech) may conclusively rely until such time as the Company and the Master Servicer shall receive from such Seller a revised certificate meeting the requirements of this subsection (c);

         (d) The articles of incorporation of such Seller, duly certified by the Secretary of State of the jurisdiction of its incorporation as of a recent date, together with a copy of the by-laws of such Seller, duly certified by the Secretary or an Assistant Secretary of such Seller;

         (e) Copies of the proper financing statements (Form UCC-1) that have been duly executed and name each Seller as the assignor and the Company as the assignee (and the Administrative Agent, as agent for the Secured Parties, as assignee of the Company) of the Transferred Receivables and the Related Rights or other, similar instruments or documents, as may be necessary or, in the Master Servicer's or the Administrative Agent's opinion, desirable under the UCC of all appropriate jurisdictions or any comparable law of all appropriate jurisdictions to perfect the Company's interest in all such Receivables and Related Rights in which such interest may be assigned to it hereunder;

         (f) A written search report from a Person satisfactory to the Master Servicer and the Administrative Agent listing all effective financing statements that name any Seller (and, in the case of MascoTech, any Participating Division) as debtor or assignor and that are filed in the jurisdictions in which filings are proposed to be made pursuant to the foregoing subsection (e), together with copies of such financing statements (none of which, except for those described in the foregoing subsection (e) shall cover any Transferred Receivable or any Related Right related to any such Receivable which is to be sold to the Company hereunder), and tax and judgment lien search reports from a Person satisfactory to the Master Servicer and the Administrative Agent showing no evidence of such liens filed against any Seller (and, in the case of MascoTech, any of MascoTech or any Participating Division);

         (g) Evidence (i) of the execution and delivery by each of the parties thereto of each of the other Transaction Documents to be executed and delivered in connection herewith and (ii) that each of the conditions precedent to the execution, delivery and effectiveness of such other Transaction Documents has been satisfied to the Company's satisfaction;

         (h) The Initial Seller Notes in favor of each Seller, each duly executed by the Company; and

         (i) A certificate from an officer of each Seller to the effect that the Master Servicer and each Seller have placed on the most recent, and have taken all steps reasonably necessary to ensure that there shall be placed on subsequent, summary master control data processing reports the following legend (or the substantive equivalent thereof): "THE RECEIVABLES DESCRIBED HEREIN HAVE BEEN SOLD TO MTSPC, INC. PURSUANT TO A PURCHASE AND SALE AGREEMENT, DATED AS OF JUNE 22, 2000, AS AMENDED FROM TIME TO TIME, AND AN OWNERSHIP AND SECURITY INTEREST IN THE RECEIVABLES DESCRIBED HEREIN HAS BEEN GRANTED AND ASSIGNED TO BLUE RIDGE ASSET FUNDING CORPORATION, PURSUANT TO A RECEIVABLES PURCHASE AGREEMENT, DATED AS OF JUNE 22, 2000, AMONG MTSPC, INC., BLUE RIDGE ASSET FUNDING CORPORATION AND CERTAIN OTHER PARTIES, AS AMENDED FROM TIME TO TIME."

         SECTION 4.2 CERTIFICATION AS TO REPRESENTATIONS AND WARRANTIES.

         Each Seller, by accepting the Purchase Price related to each purchase of Receivables (and Related Rights), shall be deemed to have certified that the representations and warranties contained in Article V are true and correct on and as of the day of such purchase, with the same effect as though made on and as of such day.

                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

         SECTION 5.1 REPRESENTATIONS OF THE SELLERS.

         In order to induce the Company to enter into this Agreement and to make purchases hereunder, each Seller, in its capacity as a seller of Receivables under this Agreement, hereby makes the representations and warranties set forth in this Section 5.1.

         (a) Organization and Good Standing. It has been duly organized and is validly existing as a corporation in good standing under the laws of the state of its incorporation, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted. It had at all relevant times, and now has, all corporate power, authority and legal right to own the Receivables and Related Rights to be transferred by it to the Company.

         (b) Due Qualification. It is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such licensing, qualification or approvals, except where the failure to be so qualified or have such licenses or approvals would not have a Seller Material Adverse Effect.

         (c) Power and Authority; Due Authorization. It has (a) all corporate power and authority (i) to execute and deliver, and perform its obligations under, each Transaction Document to which it is a party and (ii) to generate, own, sell, contribute and assign Receivables on the terms and subject to the conditions herein and therein provided; and (b) duly authorized such execution and delivery and such sale, contribution and assignment and the performance of such obligations by all necessary corporate action.

         (d) Valid Sale; Binding Obligations. Each sale or contribution of Receivables and Related Rights made by such Seller pursuant to this Agreement shall constitute a valid sale (or contribution, as the case may be), transfer, and assignment thereof to the Company, enforceable against creditors of, and purchasers from, such Seller; and this Agreement constitutes, and each other Transaction Document to be signed by such Seller, when duly executed and delivered, will constitute, a legal, valid, and binding obligation of such Seller, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or in law;

         (e) No Violation. The execution, delivery and performance by it of this Agreement and the other Transaction Documents to which it is a party and the consummation by it of the transactions contemplated by this Agreement and the other Transaction Documents to which such Seller is a party and the fulfillment of the terms hereof or thereof do not (a) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under (i) such Seller's articles of incorporation or by-laws, or (ii) any material indenture, loan agreement, mortgage, deed of trust, or other agreement or instrument to which it is a party or by which it is bound, (b) result in the creation or imposition of any Lien upon any of the Transferred Receivables generated by it and Related Rights pursuant to the terms of any such material indenture, loan agreement, mortgage, deed of trust, or other agreement or instrument, other than the Transaction Documents, or (c) violate any law or any order, rule, or regulation applicable to it of any court or of any federal, state or foreign regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over it or any of its properties, except where such conflict, breach or default referred to in clause (c) would not have a Seller Material Adverse Effect.

         (f) Proceedings. There are no investigations or proceedings or any other litigation pending, or to its knowledge, threatened, before any court, regulatory body, arbitrator, administrative agency, or other tribunal or governmental instrumentality (a) asserting the invalidity of any Transaction Document to which such Seller is a party, (b) seeking to prevent the sale or contribution by it of Receivables and the Related Rights to the Company or the consummation of any of the other transactions contemplated by any Transaction Document to which such Seller is a party, or (c) that could reasonably be expected to have a Seller Material Adverse Effect.

         (g) Bulk Sales Act. No sale, assignment, transfer, contribution or other conveyance by such Seller of Receivables hereunder requires compliance with any bulk sales act or similar law in the state of its incorporation, the jurisdiction in which its chief executive office is located or (if different) the state of its principal place of business.

         (h) Government Approvals. Except for (i) the filing of the UCC financing statements referred to in Article IV, all of which, at the time required in Article IV, shall have been duly made and shall be in full force and effect, and (ii) such authorizations, approvals, notices, filings or other actions the failure of which to obtain or make would not result in a Seller Material Adverse Effect, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for such Seller's due execution, delivery and performance of any Transaction Document to which it is a party; provided, however, that with respect to Receivables sold, assigned, transferred, contributed or otherwise conveyed to the Company hereunder (if any), the Obligor of which is a Governmental Authority, any failure to comply with the U.S. Federal Non-Assignment Act, 41 U.S.C. ss.15, or the Assignment of Claims Act, 31 U.S.C. ss.3727, or with any similar federal or state legislation, shall not constitute a breach of this representation and warranty.

         (i) Financial Condition. On the date hereof such Seller is, and on the date of each transfer of a new Receivable hereunder by such Seller (both before and after giving effect to such transfer), such Seller shall be, solvent.

         (j) Margin Regulations. No use of any funds acquired by such Seller under this Agreement will conflict with or contravene any of Regulations T, U and X promulgated by the Board of Governors of the Federal Reserve System from time to time.

         (k) Quality of Title.

             (i) Each Receivable (together with the Related Rights with respect to such Receivable) which is to be sold or contributed by such Seller to the Company hereunder is or shall be, at the time of such sale or contribution, owned by such Seller, free and clear of any Lien. Whenever the Company makes a purchase or accepts a contribution of a Receivable from such Seller hereunder, it shall have acquired a valid and perfected ownership interest (free and clear of any Lien, other than a Lien created pursuant to the Transaction Documents) in such Receivable and all Collections related thereto, and in such Seller's entire right, title and interest in and to the Related Rights with respect thereto.

             (ii) No effective financing statement or other instrument similar in effect covering any Receivable (to be transferred or that has been transferred by such Seller hereunder) or any Related Right is on file in any recording office except such as may be filed (1) in favor of such Seller in accordance with the Contracts, (2) in favor of the Company in accordance with this Agreement, (3) in favor of the Purchaser or the Administrative Agent in accordance with the Receivables Purchase Agreement or in connection with any Lien arising solely as the result of any action taken by the Purchaser (or any assignee thereof) or by the Administrative Agent.

         (l) Accuracy of Information. No information heretofore or contemporaneously furnished (including each time this representation and warranty is made or deemed to be made) by such Seller, as seller, to the Company, the Purchaser or the Administrative Agent for purposes of or in connection with any Transaction Document or any transaction contemplated hereby or thereby is inaccurate in any material respect as of the date it was furnished or (except as otherwise disclosed to the Company at or prior to such time) as of the date as of which such information is dated or certified, or contained any material misstatement of fact or omitted to state any material fact necessary to make such information not materially misleading in light of the relevant circumstances.

         (m) Offices. Such Seller's (and, in the case of MascoTech, MascoTech's and each Participating Division's) principal place of business and chief executive office is located at the address set forth in Exhibit C, and the offices where such entity keeps all its books, records and documents evidencing the Transferred Receivables generated by it, the related Contracts and all other agreements related to such Receivables are located at the addresses specified in Exhibit C (or at such other locations, notified to the Master Servicer (if other than MascoTech), the Company and the Administrative Agent in accordance with
Section 6.1(f), in jurisdictions where all action required by Section 7.3 has been taken and completed).

         (n) Trade Names. Except as disclosed on Schedule 5.1(n), such Seller (or, in the case of MascoTech, each Participating Division) does not use any name other than its actual corporate name. From and after the date that fell five (5) years before the date hereof, such Seller (and, in the case of MascoTech, MascoTech and each Participating Division) has not been known by any legal name other than its corporate name as of the date hereof, nor has such Seller (and, in the case of MascoTech, MascoTech and each Participating Division) been the subject of any merger or similar change in corporate structure, except as disclosed on
Schedule 5.1(n).

         (o) Taxes. Such Seller has filed all tax returns and reports required by law to have been filed by it, except where the failure to file such returns or reports would not result in either the imposition by the relevant taxing authority of any Lien or a Seller Material Adverse Effect, and has paid all taxes and governmental charges thereby shown to be owing, except any such taxes which are not yet delinquent or are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with generally accepted accounting principles shall have been set aside on its books.

         (p) Compliance with Applicable Laws. Such Seller is in compliance, in all material respects, with the requirements of all applicable laws, rules, regulations, and orders of all governmental authorities, except where such noncompliance, individually or in the aggregate, would not have a Seller Material Adverse Effect.

         (q) Reliance on Separate Legal Identity. Such Seller is aware that the Purchaser, the Liquidity Banks and the Administrative Agent are entering into the Transaction Documents to which they are parties in reliance upon the Company's identity as a legal entity separate from MascoTech and any of its other Affiliates.

         (r) Eligible Receivables. Each Receivable sold or transferred by it to the Company hereunder and identified by such Seller on the related Purchase Report as an Eligible Receivable is an Eligible Receivable on the date of such Purchase Report.

         (s) Compliance with Credit and Collection Policy. With respect to each Transferred Receivable originated by it, it has complied in all material respects with its Credit and Collection Policy.

         (t) Payments to Originators. With respect to each Transferred Receivable sold by it, it has received reasonably equivalent value in consideration therefor and for the Related Rights with respect thereto and such transfer was not made for or on account of antecedent debt.

                                   ARTICLE VI

                            COVENANTS OF THE SELLERS

         SECTION 6.1 AFFIRMATIVE COVENANTS.

         From the date hereof until the Final Payout Date, each Seller (and, to the extent applicable, in the case of MascoTech, each Participating Division) will, unless the Company and the Administrative Agent shall otherwise consent in writing:

         (a) Compliance with Laws, Etc. Comply in all material respects with all applicable laws, rules, regulations and orders, including those with respect to the Transferred Receivables generated by it and the Contracts and other agreements related thereto, except where such noncompliance, individually or in the aggregate, would not reasonably be expected to have a Seller Material Adverse Effect.

         (b) Preservation of Corporate Existence. Preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification would not reasonably be expected to have a Seller Material Adverse Effect; provided; however, that this Section 6.1(b) shall not prevent any merger or consolidation of such Seller with or into (i) MascoTech (if such Seller is not MascoTech) or any other direct or indirect wholly-owned Subsidiary of MascoTech (other than the Company) in a transaction in which MascoTech or such Seller is the surviving corporation or (ii) any other Person if a Mandatory Seller Termination Date or Permissive Seller Termination Date has been declared with respect to such Seller.

         (c) Receivables Review. At any time and from time to time, upon not less than five (5) Business Days' notice (unless a Liquidation Event has occurred and is continuing (or the Administrative Agent believes in good faith that a Liquidation Event has occurred and is continuing) in which case one (1) Business Day's notice shall be required) (i) permit the Company and the Administrative Agent or their respective agents or representatives (A) to examine, to audit and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes and disks) in the possession or under the control of such Seller relating to the Transferred Receivables generated by it, including, without limitation, the Contracts, and purchase orders and other agreements related thereto, and (B) to visit such Seller's offices and properties for the purpose of examining such materials described in the foregoing clause (A) and discussing matters relating to the Transferred Receivables generated by such Seller or such Seller's performance hereunder with any of the officers or employees of such Seller having knowledge of such matters; (ii) permit the Company and the Administrative Agent or their respective agents or representatives to meet with the independent auditors of such Seller, to review such auditor's work papers and otherwise to review with such auditors the books and records of such Seller with respect to the Transferred Receivables generated by it and the Related Rights related thereto; and (iii) without limiting the provisions of clause (i) or (ii) above, from time to time, at such Seller's expense, permit certified public accountants or other auditors acceptable to the Administrative Agent to conduct a review of its books and records with respect to the Transferred Receivables generated by it and the Related Rights related thereto; provided that, so long as no Liquidation Event has occurred and is continuing, (x) such reviews shall not be done more than four (4) times in any one calendar year and (y) such Seller shall only be responsible for the costs and expenses of one (1) such review in any one calendar year.

         (d) Keeping of Records and Books of Account. Maintain an ability to recreate in all material respects records evidencing the Transferred Receivables generated by it in the event of the destruction of the originals thereof.

         (e) Performance and Compliance with Receivables and Contracts. At its expense timely and fully perform and comply in all respects with all provisions, covenants and other promises, if any, required to be observed by it under the Contracts and all purchase orders and other agreements related to the Transferred Receivables generated by it, the breach of which provisions, covenants and other promises would have a Seller Material Adverse Effect.

         (f) Location of Records. Keep its principal place of business and chief executive office, and the offices where it keeps its records concerning or related to the Transferred Receivables generated by it, at the address(es) referred to in Exhibit C or, upon 30 days' prior written notice to the Company and the Administrative Agent, at such other locations in jurisdictions where all action required by Section 7.3 shall have been taken and completed.

         (g) Credit and Collection Policies. Comply in all material respects with its Credit and Collection Policy in connection with the Transferred Receivables generated by it and all Contracts related thereto.

         (h) Separate Corporate Existence of the Company. Take such actions as shall be required in order to maintain the separate identity of the Company separate and apart from such Seller and its other Affiliates, including those actions set forth in Section 7.4 of the Receivables Purchase Agreement.

         SECTION 6.2 REPORTING REQUIREMENTS.

         From the date hereof until the Final Payout Date, each Seller (and, to the extent applicable with respect to clauses (b), (c) and (d) of this Section
6.2 in the case of MascoTech, each Participating Division) will, unless the Company and the Administrative Agent shall otherwise consent in writing, furnish to the Company and the Administrative Agent:

         (a) Proceedings. As soon as possible and in any event within five (5) Business Days after a Responsible Officer of such Seller has knowledge thereof, written notice to the Company and the Administrative Agent of (i) any litigation, proceedings and investigations of the type described in Section 5.1(f) not previously disclosed to the Company and/or the Administrative Agent and (ii) any material adverse development that has occurred with respect to any previously disclosed litigation, proceedings or investigations;

         (b) Change in Business. Promptly following its effective date, notice of any material change in the character of its business;

         (c) Credit and Collection Policy. Promptly following the reduction to writing of all or any portion of its Credit and Collection Policy, a copy of such Credit and Collection Policy, and, promptly upon the effectiveness of any change to its Credit and Collection Policy (whether or not such policy or such change is in writing), which change could have an adverse effect upon either the interests of the Company in the Transferred Receivables or the Related Rights or the remedies of the Company under this Agreement, notice of and a description of such change.

         (d) Other. Promptly, from time to time, such other information, documents, records or reports respecting the Transferred Receivables generated by it or such Seller's performance as seller hereunder that the Company or the Administrative Agent may from time to time reasonably request in order to protect the interests of the Company, the Purchaser, the

Administrative Agent, or any other Affected Party under or as contemplated by the Transaction Documents.

         SECTION 6.3       NEGATIVE COVENANTS.

         From the date hereof until the Final Payout Date, each Seller agrees that, unless the Administrative Agent shall otherwise consent in writing, it shall not:

         (a) Sales, Liens, Etc. Except as otherwise provided herein or in any other Transaction Document, sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Lien upon or with respect to, any of its (or, in the case of MascoTech, any Participating Division's) Transferred Receivables or related Contracts or other Related Rights, or any interest therein, or any Collections thereon, or assign any right to receive income in respect thereof.

         (b) Change in Business or Credit and Collection Policy. Make any change in the character of its business or in a Credit and Collection Policy that would, in either case, impair the collectability of the Transferred Receivables or otherwise adversely affect the interests or remedies of the Company hereunder or the Purchaser under any Transaction Document.

         (c) Receivables Not to be Evidenced by Promissory Notes. Take any action to cause or permit any Transferred Receivable generated by it to become evidenced by any "instrument" (as defined in the applicable UCC), except in connection with the collection of overdue Receivables, provided that the original of such instrument is delivered to the Administrative Agent, duly endorsed.

         (d) Change of Name. It will not change its name, any trade name (or, in the case of MascoTech, any trade name applicable to a Participating Division) or corporate structure, or commence the use of any new trade name (or, in the case of MascoTech, a new trade name with respect to a Participating Division) unless it has given the Company at least 30 days' prior written notice thereof and has taken all steps necessary to continue the perfection of the Company's interest, including the filing of amendments to the UCC financing statements described in
SECTION 4. 1; provided, however, in the case of MascoTech, no such prior, written notice of a change in corporate structure shall be required if such change would not cause the UCC financing statements filed pursuant hereto to be or become seriously misleading, as such term is used in the applicable UCC, but MascoTech shall give such notice promptly following such change in corporate structure.

                                   ARTICLE VII

                      ADDITIONAL RIGHTS AND OBLIGATIONS IN
                     RESPECT OF THE TRANSFERRED RECEIVABLES


         SECTION 7.1 RIGHTS OF THE COMPANY.

         Each Seller hereby authorizes the Company and the Master Servicer or their respective designees to take any and all steps in such Seller's name necessary or desirable, in their respective determination, to collect all amounts due under any and all Transferred Receivables generated by it, including, without limitation, endorsing such Seller's name on checks and other instruments representing Collections and enforcing such Transferred Receivables and the provisions of the related Contracts that concern payment and/or enforcement of rights to payment.

         SECTION 7.2 RESPONSIBILITIES OF THE SELLERS.

         Anything herein to the contrary notwithstanding:

         (a) Collection Procedures. Each Seller agrees to direct the Obligors, to make payments of Transferred Receivables generated by it directly to a Lockbox Account that is the subject of a Lockbox Agreement at a Lockbox Bank. Each Seller further agrees to transfer any Collections (including any security deposits applied to the Unpaid Balance of any Transferred Receivable) that it receives directly to the Master Servicer within two Business Days of receipt thereof, and agrees that all such Collections shall be received in trust for the Company; provided that, to the extent permitted pursuant to Section 3.2, a Seller may retain and apply such Collections to the reduction of the Purchase Price then payable to it or the outstanding principal amount then payable to it under its Initial Seller Note.

         (b) Performance Under Contract. Each Seller shall remain responsible for performing its obligations hereunder and under the Contracts relating to the Transferred Receivables generated by it, and the exercise by the Company or its designee of its rights hereunder shall not relieve such Seller from such obligations.

         (c) Power of Attorney. Each Seller hereby grants to the Master Servicer an irrevocable power of attorney, with full power of substitution, coupled with an interest, to take in the name of such Seller all steps necessary or advisable to endorse, negotiate or otherwise realize on any writing or other right of any kind held or transmitted by such Seller or transmitted or received by the Company (whether or not from such Seller) in connection with any Transferred Receivable generated by it.

         (d) Sellers as Servicers. The Master Servicer hereby appoints each Seller as, and each such Seller hereby agrees to act as, subservicer with respect to all Transferred Receivables generated by such Seller, and, with respect thereto shall be a "Servicer" under the Receivables Purchase Agreement. Accordingly, in connection with such Receivables, each Seller hereby assumes all of the responsibilities and obligations under the Receivables Purchase Agreement of the Master Servicer with respect to the servicing of all Transferred
Receivables generated by such Seller. The Master Servicer agrees to compensate each other Seller for acting as a Servicer by payment to such Seller of its proportional share of the Servicer's Fee.

         SECTION 7.3 FURTHER ACTION EVIDENCING PURCHASES.

         Each Seller agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action that the Company may reasonably request in order to perfect, protect or more fully evidence the Company's ownership of the Transferred Receivables (and the Related Rights) purchased by the Company from such Seller hereunder, or to enable the Company to exercise or enforce any of its rights hereunder or under any other Transaction Document. Without limiting the generality of the foregoing, upon the request of the Company, each Seller will:

         (a) execute (if necessary) and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate; and

         (b) mark the summary master control data processing records with the legend set forth in Section 4.1(i).

Each Seller hereby authorizes the Company or its designee to file one or more financing or continuation statements, and amendments thereto and assignment thereof, relative to all or any of the Transferred Receivables (and the Related Rights) now existing or hereafter contributed or sold by each Seller. If each Seller fails to perform any of its agreements or obligations under this Agreement, the Company or its designee may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the expenses of the Company or its designee incurred in connection therewith shall be payable by each Seller as provided in Section 10.6.

         SECTION 7.4 APPLICATION OF COLLECTIONS.

         Any payment by an Obligor in respect of any indebtedness owed by it to a Seller in respect of any Contract shall, except as otherwise specified by such Obligor or otherwise required by contract or law, be applied first, as a Collection of the Transferred Receivables of such Obligor, in the order of the age of such Receivables, starting with the oldest of such Receivables, and second, to any other indebtedness of such Obligor.

                                  ARTICLE VIII

                                 INDEMNIFICATION

         SECTION 8.1 INDEMNITIES BY THE SELLERS.

         Without limiting any other rights which the Company may have hereunder or under applicable law, each Seller hereby agrees to indemnify the Company and each of its permitted assigns, officers, directors, employees and agents (each of the foregoing Persons being individually called a "Sale Indemnified Party"), on demand, from and against any and all damages, losses, claims, judgments, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively called "Sale Indemnified Amounts") awarded against or incurred by any of them arising out of or relating to this Agreement or the other Transaction Documents to which such Seller is a party or in respect of any Transferred Receivable or any related Contract, excluding, however (a) Sale Indemnified Amounts to the extent determined by a court of competent jurisdiction to have resulted from gross negligence or willful misconduct on the part of such Sale Indemnified Party or (b) recourse for nonpayment due to credit problems of an Obligor. The parties acknowledge that the effect of this Section is to, among other things, entitle a Sale Indemnified Party to indemnification for Sale Indemnified Amounts arising out of such party's own negligence. Without limiting the foregoing but subject to the foregoing exclusion, such Seller shall indemnify each Sale Indemnified Party for Sale Indemnified Amounts arising out of or relating to:

         (a) the transfer by such Seller of an interest in any Receivable or Related Right to any Person other than the Company;

         (b) the breach of any representation or warranty made by such Seller under or in connection with this Agreement or any other Transaction Document, or any information or report delivered by such Seller pursuant hereto or thereto which shall have been false or incorrect in any material respect when made or deemed made;

         (c) the failure by such Seller to comply with any applicable law, rule or regulation with respect to any Receivable or the related Contract transferred by such Seller hereunder, or the nonconformity of any Receivable or the related Contract transferred by such Seller hereunder with any such applicable law, rule or regulation;

         (d) the failure to vest and maintain vested in the Company an ownership interest in the Transferred Receivables and the Related Rights transferred or purported to be transferred by such Seller hereunder free and clear of any Lien, other than a Lien created pursuant to the Transaction Documents, whether existing at the time of the purchase of such Receivables or at any time thereafter;

         (e) the failure of such Seller to file with respect to itself, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Transferred Receivables or purported Transferred Receivables generated by such Seller, whether at the time of any purchase or at any subsequent time;

         (f) any dispute, claim, offset or defense (other than nonpayment due to credit problems of an Obligor) of the Obligor to the payment of any Receivable transferred or purported to be transferred hereunder by such Seller (including, without limitation, a defense based on such Receivables or the related Contracts not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the services or merchandise related to any such Receivable or the furnishing of or failure to furnish such services or merchandise;

         (g) any product liability claim arising out of or in connection with services or merchandise that are the subject of any Receivable transferred hereunder by such Seller; and

         (h) any tax or governmental fee or charge (but not including Excluded Taxes), all interest and penalties thereon or with respect thereto, and all out-of-pocket costs and expenses, including the reasonable fees and expenses of counsel in defending against the same, which may arise by reason of the purchase or ownership of any Receivables transferred hereunder by such Seller or any Related Right connected with any such Receivables.

         If for any reason the indemnification provided above in this Section
8.1 is unavailable to a Sale Indemnified Party or is insufficient to hold such Sale Indemnified Party harmless, then such Seller shall contribute to the amount paid or payable by such Sale Indemnified Party to the maximum extent permitted under applicable law.

                                   ARTICLE IX

                             TERMINATION OF SELLERS

         SECTION 9.1 TERMINATION OF A SELLER.

         (a) Any Seller (including any Participating Divisions, but excluding MascoTech itself) shall be terminated as a Seller hereunder by the Company and with prior written notice to the Administrative Agent, on behalf of the Purchaser, on the date such Seller (including any Participating Division, but excluding MascoTech itself) ceases to be a wholly-owned direct or indirect Subsidiary (or, in the case of a Participating Division, ceases to be a division) of MascoTech (a "Mandatory Seller Termination Date"); provided that
(i) the aggregate Unpaid Balance of the Transferred Receivables of any such terminated Seller or Participating Division (together with the Unpaid Balance of Transferred Receivables of all other terminated Sellers or Participating Divisions which have been terminated within the preceding 90 days) shall not exceed 10% of the aggregate Unpaid Balance of all Transferred Receivables at such time and (ii) the Termination Date has not occurred and no Termination Date would occur as a result thereof. From and after any Mandatory Seller Termination Date, the Company shall cease buying Receivables and other Related Rights from the terminated Seller or Participating Division. Each such terminated Seller or Participating Division shall be released as a Seller or Participating Division with respect hereto and in the case of a Seller shall cease to be a party hereto (or, in the case of a Participating Division, shall cease to be bound hereby) on the 90th day after the date on which there are no amounts outstanding with respect to Transferred Receivables previously sold by such Seller or Participating Division to the Company, whether such amounts have been collected or written off in accordance with the Credit and Collection Policy of such Seller or Participating Division. Prior to such day, each such terminated Seller shall be obligated to perform its servicing and other obligations hereunder and under the Transaction Documents to which it is a party with respect to Transferred Receivables previously sold by such Seller to the

Company, including, without limitation, its obligation to direct the deposit of Collections into the appropriate Lockbox Account.

         (b) From time to time, the Sellers, or the Master Servicer on behalf of the Sellers, may request in writing (with a copy to the Administrative Agent) (a "Designation Notice") that the Company designate one or more Sellers (including any Participating Divisions, but excluding MascoTech itself) as Sellers or Participating Divisions that shall cease to be Sellers or Participating Divisions, as applicable, under this Agreement and, in the case of such designated Sellers, shall cease to be parties to this Agreement (or, in the case of a Participating Division, shall cease to be bound hereby) (a "Permissive Seller Termination"); provided that no Termination Date has occurred or will occur as a result thereof. Promptly after receipt of any such designation by the Company, the Administrative Agent and each other Seller, such designated Seller or Participating Division shall select a date, which date shall not be earlier than 30 days after the date of receipt by the Administrative Agent of written notice of such designation, as the date of such Seller's or Participating Division's release as a Seller or Participating Division hereunder (a "Permissive Seller Termination Date"); provided that such Permissive Seller Termination may not occur with respect to a Seller or Participating Division without the written consent of the Administrative Agent, on behalf of the Purchaser, if the aggregate Unpaid Balance of the Transferred Receivables of such Seller or Participating Division exceeds 10% of the aggregate Unpaid Balance of all Transferred Receivables on the Reporting Date immediately preceding the date of such Designation Notice to the Administrative Agent. From and after any Permissive Seller Termination Date, the Company shall cease buying Receivables and other Related Rights from the terminated Seller or Participating Division. Each such terminated Seller or Participating Division shall be released as a Seller or Participating Division with respect hereto and in the case of a Seller shall cease to be a party hereto (or, in the case of a Participating Division, shall cease to be bound hereby) on the 90th day after the date on which there are no amounts outstanding with respect to Transferred Receivables previously sold by such Seller or Participating Division to the Company, whether such amounts have been collected or written off in accordance with the Credit and Collection Policy of such Seller or Participating Division. Prior to such day, such Seller shall be obligated to perform its servicing and other obligations hereunder and under the Transaction Documents to which it is a party with respect to Transferred Receivables previously sold by such Seller to the Company, including, without limitation, its obligation to direct the deposit of Collections into the appropriate Lockbox Account.

                                    ARTICLE X

                                  MISCELLANEOUS

         SECTION 10.1 AMENDMENTS, ETC.

         (a) The provisions of this Agreement may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Sellers, the Company, the Administrative Agent and the Master Servicer (if other than MascoTech).

         (b) No failure or delay on the part of the Company, the Master Servicer, any Seller or any third party beneficiary in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Company, the Master Servicer, or any Seller in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the Company or the Master Servicer under this Agreement shall, except as may otherwise be stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval under this Agreement shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

         SECTION 10.2 NOTICES, ETC.

         All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including facsimile communication) and shall be personally delivered or sent by express mail or courier or by certified mail, postage-prepaid, or by facsimile, to the intended party at the address or facsimile number of such party set forth on Schedule
10.2 of this Agreement or Schedule 14.2 of the Receivables Purchase Agreement or at such other address or facsimile number as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, (i) if personally delivered or sent by express mail or courier or if sent by certified mail, when received, and (ii) if transmitted by facsimile, when sent, receipt confirmed by telephone or electronic means.

         SECTION 10.3 NO WAIVER; CUMULATIVE REMEDIES.

         The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         SECTION 10.4 BINDING EFFECT; ASSIGNABILITY.

         This Agreement shall be binding upon and inure to the benefit of the Company, the Sellers and their respective successors and permitted assigns. No Seller may assign its rights hereunder or any interest herein without the prior written consent of the Company and the Administrative Agent; subject to Section 10.11, the Company may not assign its rights hereunder or any interest herein without the prior written consent of the Seller and the Administrative Agent. The Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until the date after the Sale Termination Date on which all Sellers have received payment in full for all Transferred Receivables and Related Rights conveyed pursuant to Section 1.1 hereof and have paid and performed all of their obligations hereunder in full. The rights and remedies with respect to any breach of any representation and warranty made by the Sellers pursuant to
Article V and the indemnification and payment provisions of Article VIII and
Section 10.6 shall be continuing and shall survive any termination of this Agreement.

         SECTION 10.5 GOVERNING LAW.

         THIS AGREEMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW, EXCEPT TO THE EXTENT THAT THE PERFECTION OF THE INTERESTS OF THE COMPANY IN THE RECEIVABLES OR RELATED RIGHTS IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

         SECTION 10.6 COSTS, EXPENSES AND TAXES.

         In addition to the obligations of the Sellers under Article VIII, each Seller agrees to pay on demand:

         (a) all reasonable costs and expenses, including attorneys' fees, in connection with the enforcement against such Seller of this Agreement and the other Transaction Documents executed by such Seller; and

         (b) all stamp and other similar taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement or the other Transaction Documents, and agrees to indemnify each Sale Indemnified Party against any liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

         SECTION 10.7 SUBMISSION TO JURISDICTION.

         EACH PARTY HERETO HEREBY IRREVOCABLY (a) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR UNITED STATES FEDERAL COURT SITTING IN THE STATE OF NEW YORK, OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY TRANSACTION DOCUMENT; (b) AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE OR UNITED STATES FEDERAL COURT; (c) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING; (d) CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO SUCH PERSON AT ITS ADDRESS SPECIFIED IN SECTION 10.2; AND (e) TO THE EXTENT ALLOWED BY LAW, AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS SECTION 10.7 SHALL AFFECT THE COMPANY'S RIGHT TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING ANY ACTION OR PROCEEDING AGAINST THE SELLERS OR THEIR PROPERTY IN THE COURTS OF ANY OTHER JURISDICTIONS.

         SECTION 10.8 WAIVER OF JURY TRIAL.

         EACH PARTY HERETO EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT, OR UNDER ANY AMENDMENT, INSTRUMENT OR DOCUMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

         SECTION 10.9 CAPTIONS AND CROSS REFERENCES; INCORPORATION BY
                      REFERENCE.

         The various captions (including, without limitation, the table of contents) in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. References in this Agreement to any underscored Section or Exhibit are to such Section or Exhibit of this Agreement, as the case may be. The Exhibits hereto are hereby incorporated by reference into and made a part of this Agreement.

         SECTION 10.1 EXECUTION IN COUNTERPARTS.

         This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be as effective as delivery of a manually executed counterpart of a signature page to this Agreement.

         SECTION 10.11 ACKNOWLEDGMENT AND AGREEMENT.

         By execution below, each Seller expressly acknowledges and agrees that all of the Company's rights, title, and interests in, to, and under this Agreement shall be assigned by the Company to the Purchaser pursuant to the Receivables Purchase Agreement (and the Purchaser may further assign such rights in accordance with the Receivables Purchase Agreement), and each Seller consents to such assignment. Each of the parties hereto acknowledges and agrees that the Administrative Agent and the Purchaser are third party beneficiaries of the rights of the Company arising hereunder and under the other Transaction Documents to which any Seller is a party as seller.

         SECTION 10.12 NO PROCEEDINGS.

         Each Seller agrees that it shall not institute against the Company, or join any other Person in instituting against the Company, or join any other Person in instituting against the Company, any insolvency proceeding (namely, any proceeding of the type referred to in the definition of Event of Bankruptcy) as long as there shall not have elapsed one year plus one day since the Final Payout Date. The foregoing shall not limit a Seller's right to file any claim in or otherwise take any action with respect to any insolvency proceeding that was instituted by any Person other than any Seller.




                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                           MASCOTECH, INC.


                                           By:/s/David B. Liner
                                              -----------------
                                           Name Printed: David B. Liner
                                                         --------------
                                           Title: Vice President
                                                  --------------


                                           MASCOTECH FORMING TECHNOLOGIES -
                                                    FORT WAYNE, INC.


                                           By:/s/David B. Liner
                                              -----------------
                                           Name Printed: David B. Liner
                                                         --------------
                                           Title: Secretary
                                                  ---------


                                           MASCOTECH SINTERED COMPONENTS, INC.


                                           By:/s/David B. Liner
                                              -----------------
                                           Name Printed: David B. Liner
                                                         --------------
                                           Title: Secretary
                                                  ---------


                                           MASCOTECH SINTERED COMPONENTS OF
                                                    INDIANA, INC.


                                           By:/s/David B. Liner
                                              -----------------
                                           Name Printed: David B. Liner
                                                         --------------
                                           Title: Secretary
                                                  ---------



                                           REESE PRODUCTS, INC.


                                           By:/s/David B. Liner
                                              -----------------
                                           Name Printed: David B. Liner
                                                         --------------
                                           Title: Secretary
                                                  ---------

                                           LAKE ERIE SCREW CORPORATION


                                           By:/s/David B. Liner
                                              -----------------
                                           Name Printed: David B. Liner
                                                         --------------
                                           Title: Secretary
                                                  ---------


                                           TRIMAS FASTENERS, INC.


                                           By:/s/David B. Liner
                                              -----------------
                                           Name Printed: David B. Liner
                                                         --------------
                                           Title: Secretary
                                                  ---------


                                           MTSPC, INC.


                                           By:/s/David B. Liner
                                              -----------------
                                           Name Printed: David B. Liner
                                                         --------------
                                           Title: Secretary
                                                  ---------

                                                                  Sale Agreement

                                                                       EXHIBIT A
                                 PURCHASE REPORT

                                    [SELLER]
                                   [PURCHASER]
                                  As of (DATE)



                                                                                     Cut-Off Date
Total Receivables                                                           $        Input
Initial Contributed Receivables                                             $        Fixed
Aggregate Unpaid Balance of Receivables                  AUB                $        Calculated
LIBOR                                                                                Input
DSO                                                                                  Input
12 Month Losses                                                             $        Input
12 Month Collections                                                        $        Input
Purchaser's Total Investment                             PTI                         Fixed

Cost Rate (LIBOR +   %)                                  CR                          Calculated
                   --
Cost Discount (DSO/360)*CR                               CD                          Calculated

Loss Discount (12 Month Losses/12 Month Collections)     LD                          Calculated

Fair Market Value Discount (CD + LD)                     FMVD                        Calculated

Total Purchase Price (AUB - (AUB*FMVD))                  PP                          Calculated

Eligible Receivables                                                        $        Input

Ineligible Receivables                                                      $        Input


                                                                  Sale Agreement

                                                                       EXHIBIT B

                                 PROMISSORY NOTE
                                 (NON-NEGOTIABLE
                              INITIAL SELLER NOTE)

                                                                  June    , 2000

         FOR VALUE RECEIVED, the undersigned, MTSPC, INC., a Delaware
corporation (the "Company"), promises to pay to [                 ] (the
"Seller"), on the terms and subject to the conditions set forth herein and in the Purchase Agreement referred to below, the principal amount from time to time owing by the Company to the Seller as determined in accordance with Article III of the Purchase Agreement referred to below and Section 3 hereto, which principal amount shall be shown in the records of the Seller.

         1. Purchase Agreement. This promissory note (this "Initial Seller Note") is one of the Initial Seller Notes described in, and is subject to the terms and conditions set forth in, that certain Purchase and Sale Agreement of even date herewith (as the same may be amended or otherwise modified from time to time, the "Purchase Agreement"), among the Seller, the other "Sellers" under the Purchase Agreement and the Company. Reference is hereby made to the Purchase Agreement for a statement of certain other rights and obligations of the Seller and the Company.

         2. Definitions. Capitalized terms used (but not defined) herein have the meanings assigned thereto in the Purchase Agreement and in Appendix A to the Receivables Purchase Agreement dated as of even date herewith among MascoTech, as initial Master Servicer, the Company, Blue Ridge Asset Funding Corporation and Wachovia Bank, N.A., as Administrative Agent (as it may be amended or otherwise modified from time to time, the "Receivables Purchase Agreement"). In addition, as used herein, the following terms have the following meanings:

Bankruptcy Proceedings:  As defined in clause (b) of paragraph 9 hereof.

Final Maturity Date: The date that is one year and one day following the Final payout Date.

Interest Period: The period from and including a Reporting Date (or, in the case of the first Interest Period, the date hereof) to but excluding the next Reporting Date.

Senior Interest: Collectively, (i) the obligation of the Company and the Master Servicer to set aside, and to turn over, Collections and other proceeds of the Asset Interest acquired by Purchaser pursuant to the Receivables Purchase Agreement, (ii) any Indemnified Amounts and (iii) all other obligations of the Company that are due and payable to any Affected Party, together with all interest accruing on any such amounts after the commencement of any Bankruptcy Proceedings, notwithstanding any provision or rule of law that might restrict the rights of any Senior Interest Holder, as against the Company of anyone else, to collect such interest.

Senior Interest Holders: Collectively, the Purchaser, the Administrative Agent, the other Affected Parties and the Indemnified Parties.

         3. Interest. Subject to the provisions set forth below, the Company promises to pay interest on this Initial Seller Note as follows:

         (a) Prior to the Final Payout Date, the aggregate principal amount hereunder from time to time outstanding during any Interest Period shall bear interest at a rate per annum equal to the LIBO Rate as in effect from time to time on the first Business Day of each Settlement Period, as determined by the Seller, plus .50%; and

         (b) From (and including) the Final Payout Date to (but excluding) the date on which the entire aggregate unpaid principal amount hereunder is fully paid, the aggregate principal amount hereunder from time to time outstanding shall bear interest at a rate per annum equal to the LIBO Rate as in effect from time to time on the first Business Day of each Settlement Period, as determined by the Seller, plus .50%, but in no event in excess of the maximum rate permitted by law. In the event that, contrary to the intent of the Seller and the Company, the Company pays interest hereunder and it is determined that such interest rate was in excess of the then legal maximum rate, then that portion of the interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal then due hereunder.

         4. Interest Payment Dates. Subject to the provisions set forth below, the Company shall pay accrued interest on this Initial Seller Note on each Settlement Date, and shall pay accrued interest on the amount of each principal payment made in cash on a date other than a Settlement Date at the time of such principal payment. Interest accrued but not paid on any Settlement Date shall not be a default hereunder but may be added to the principal amount hereunder or may be payable on the next succeeding Settlement Date or Dates until paid.

         5. Basis of Computation. Interest accrued hereunder shall be computed for the actual number of days elapsed on the basis of a 365- or 366-day year.

         6. Principal Payment Dates. Subject to the provisions set forth below, payments of the principal amount of this Initial Seller Note shall be made as follows:

         (a) The principal amount of this Initial Seller Note shall be reduced from time to time pursuant to Sections 3.2, 3.3 and 3.4 of the Purchase Agreement;

         (b) The entire remaining unpaid balance of this Initial Seller Note shall be paid on the Final Payout Date.

To the extent that amounts available to make payments due hereunder on any date are insufficient to make such payments in full, the Seller shall receive a ratable portion of such available amounts based upon the respective outstanding principal amounts owed to the Seller under this Initial Seller Note and the other "Sellers" under the Purchase Agreement on such date under the other Initial Seller Notes. Subject to the provisions set forth below, the principal amount of and accrued interest on this Initial Seller Note may be prepaid on any Business Day without premium or penalty.

         7. Payments. All payments of principal and interest hereunder are to be made in lawful money of the United States of America.

         8. Enforcement Expenses. In addition to and not in limitation of the foregoing, but subject to the provisions set forth below and to any limitation imposed by applicable law, the Company agrees to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by a Seller in seeking to collect any amounts payable hereunder which are not paid when due.

         9. Provisions Regarding Restrictions on Payment. The Company covenants and agrees, and the Seller, by its acceptance of this Initial Seller Note, likewise covenants and agrees on behalf of itself and any holder of this Initial Seller Note, that the payment of the principal amount of, and interest on, this Initial Seller Note is hereby expressly subject to certain restrictions set forth in the following clauses of this paragraph 9:

         (a) No payment or other distribution of the Company's assets of any kind or character, whether in cash, securities, or other rights or property, shall be made on account of this Initial Seller Note except to the extent such payment or other distribution is permitted under the Purchase Agreement and the Receivables Purchase Agreement;

         (b) In the event of any dissolution, winding up, liquidation, readjustment, reorganization or other similar event relating to the Company, whether voluntary or involuntary, partial or complete, and whether in bankruptcy, insolvency or receivership proceedings, or upon an assignment for the benefit of creditors, or any other marshaling of the assets and liabilities of the Company or any sale of all or substantially all of the assets of the Company (such proceedings being herein collectively called "Bankruptcy Proceedings"), the Senior Interest shall first be paid and performed in full and in cash before the Seller shall be entitled to receive and to retain any payment or distribution in respect to this Initial Seller Note. In order to implement the foregoing, the Seller hereby irrevocably agrees that the Administrative Agent, in the name of the Seller or otherwise, may demand, sue for, collect, receive and receipt for any and all such payments or distributions, and the file, prove and vote or consent in any such Bankruptcy Proceedings with respect to any and all claims of the Seller relating to this Initial Seller Note, in each case until the Senior Interests shall have been paid and performed in full and in cash;

         (c) In the event that the Seller receives any payment or other distribution of any kind or character from the Company or from other source whatsoever, in respect of this Initial Seller Note, other than as expressly permitted by the terms of this Initial Seller Note, such payment or other distribution shall be received for the sole benefit of the Senior Interest Holders and shall be turned over by the Seller to the Administrative Agent (for the benefit of the Senior Interest Holders) forthwith;

         (d) Notwithstanding any payments or distributions received by the Senior Interest Holders in respect of this Initial Seller Note, the Seller shall not be subrogated to the rights of the Senior Interest Holders in respect of the Senior Interests;

         (e) The provisions set forth in this Section 9 are intended solely for the purpose of defining the relative rights of the Seller, on the one hand, and the Senior Interest Holders on the other hand;

         (f) The Seller shall not, until the Final Maturity Date, transfer, pledge or assign, or commence legal proceedings to enforce or collect this Initial Seller Note or any rights in respect hereof;

         (g) The Seller shall not, without the advance written consent of the Administrative Agent, commence, take any action to cause any other Person to commence, or join with any other Person in commencing, any Bankruptcy Proceedings with respect to the Company until the Final Maturity Date shall have occurred;

         (h) If, at any time, any payment (in whole or in part) of any Senior Interest is rescinded or must be restored or returned by a Senior Interest Holder (whether in connection with Bankruptcy Proceedings or otherwise), these provisions shall continue to be effective or shall be reinstated, as the case may be, as though such payment had not been made;

         (i) The Seller hereby waives; (i) notice of acceptance of these provisions by any of the Senior Interest Holders; (ii) notice of the existence, creation, non-payment or non-performance of all or any of the Senior Interests; and (iii) all diligence in enforcement, collection or protection of, or realization upon, the Senior Interests, or any thereof, or any security therefor;

         (j) Persons who become the holders of, or who continue to hold, Senior Interests shall be third party beneficiaries of these provisions; and these provisions are made for the benefit of the Senior Interest Holders, and the Administrative Agent or the Purchaser may proceed to enforce such provisions on behalf of each of such Persons.

         10. General. No failure or delay on the part of the Seller in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power of right preclude any other or further exercise thereof or the exercise of any other power or right. No amendment, modification or waiver of, or consent with respect to, any provision of this Initial Seller Note shall in any event be effective unless (i) the same shall be in writing and signed and delivered by the Company and the Seller and (ii) all consents required for such actions under the Transaction Documents shall have been received by the appropriate Persons.

         11.  No Negotiation.  This Initial Seller Note is not negotiable.

         12. Governing Law. THIS PROMISSORY NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

         13. Captions. Paragraph captions used in this Initial Seller Note are for convenience only and shall not affect the meaning or interpretation of any provision of this Initial Seller Note.

                                        MTSPC, INC.

                                        By:
                                              ----------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------

                                                                       EXHIBIT C


                     OFFICE LOCATIONS WHERE RECORDS ARE KEPT


MascoTech, Inc.
21001 Van Born Road
Taylor, Michigan  48180

MascoTech Forming Technologies - Hatebur
2727 West 14 Mile
Royal Oak, MI  48073

MascoTech Forming Technologies - Braun
19001 Glendale
Detroit, MI  48223

MascoTech Forming Technologies - Fort Wayne, Inc.
19001 Glendale
Detroit, MI  48223

MascoTech Sintered Components, Inc.
2001 Centerpoint Parkway
Suite 100
Pontiac, MI  48341

MascoTech Sintered Components of Indiana, Inc.
2001 Centerpoint Parkway
Suite 100
Pontiac, MI  48341

Reese Products, Inc.
51671 State Road 19 North
Elkhart, IN  46515

Lake Erie Screw Corporation
13001 Athens Avenue
Lakewood, OH  44107

TriMas Fasteners, Inc.                      Records kept at
3281 West County Road NS                    13001 Athens Avenue
Frankfort, IN  46041-6966                   Lakewood, OH  44107

                                                                  Sale Agreement

                                                                      SCHEDULE I
                                 LIST OF SELLERS



MASCOTECH, INC.
     PARTICIPATING DIVISIONS:
     MASCOTECH FORMING TECHNOLOGIES - BRAUN
     MASCOTECH FORMING TECHNOLOGIES - HATEBUR
MASCOTECH FORMING TECHNOLOGIES - FORT WAYNE, INC.
MASCOTECH SINTERED COMPONENTS, INC.
MASCOTECH SINTERED COMPONENTS OF INDIANA, INC.
REESE PRODUCTS, INC.
LAKE ERIE SCREW CORPORATION
TRIMAS FASTENERS, INC.

                                                                SCHEDULE 5.1 (n)
                                   TRADE NAMES

MascoTech Forming Technologies - Hatebur
  MascoTech Forming Technologies                      assumed name in Michigan
  MascoTech Forming Technology Company                assumed name in Michigan
  MascoTech Forming Technologies - Farmington Hills   assumed name in Michigan
  MascoTech Forming Technologies - Royal Oak          assumed name in Michigan
  Cold Forge Products Corporation                     assumed name in Michigan
  MascoTech Forming Technologies - Troy               unfiled trade name in Michigan

MascoTech Forming Technologies - Braun
  MascoTech Braun Co.                                 assumed name in Michigan

MascoTech Forming Technologies - Fort Wayne, Inc.
  MascoTech Fort Wayne Co.                            unfiled trade name in Indiana

MascoTech Sintered Components, Inc.
  None

MascoTech Sintered Components of Indiana, Inc.
  None

Reese Products, Inc.
  None

Lake Erie Screw Corporation
  None

TriMas Fasteners, Inc.
  Lake Erie Screw Corporation - Frankfort             unfiled trade name name in Indiana

MERGERS

        On August 6, 1998, K-Tech Mfg., Inc. merged into MascoTech, Inc.


                                                                  SCHEDULE 10.2

                                NOTICE ADDRESSES

SELLERS

MascoTech, Inc.
21001 Van Born Road
Taylor, Michigan  48180
         Attention:  President
         Facsimile:  313-792-6136
         Telephone:  313-274-7400

MascoTech Forming Technologies - Hatebur*
2727 West 14 Mile
Royal Oak, MI  48073
         Attention:  President
         Facsimile No.:  248-597-3816
         Telephone No.:  248-597-3800

MascoTech Forming Technologies - Braun*
19001 Glendale
Detroit, MI  48223
         Attention:  President
         Facsimile No.:  313-272-8342
         Telephone No.:  313-270-1700

MascoTech Forming Technologies - Fort Wayne, Inc.*
19001 Glendale
Detroit, MI  48223
         Attention:  President
         Facsimile No.:  313-272-8342
         Telephone No.:  313-270-1700

MascoTech Sintered Components, Inc.*
2001 Centerpoint Parkway, Suite 100
Pontiac, MI  48341
         Attention:  President
         Facsimile No.:  248-972-0599
         Telephone No.:  248-975-6700

MascoTech Sintered Components of Indiana, Inc.*
2001 Centerpoint Parkway, Suite 100
Pontiac, MI  48341
         Attention:  President
         Facsimile No.:  248-972-0599
         Telephone No.:  248-975-6700


Reese Products, Inc.*
51671 State Road 19 North
Elkhart, IN  46515
         Attention:  President
         Facsimile No.:  219-266-3987
         Telephone No.:  219-264-7564

Lake Erie Screw Corporation*
13001 Athens Avenue
Lakewood, OH  44107
         Attention:  President
         Facsimile No.:  216-228-9393
         Telephone No.:  216-521-1800

TriMas Fasteners, Inc.*
3281 West County Road NS
Frankfort, IN  46041-6966
         Attention:  President
         Facsimile No.:  765-654-0499
         Telephone No.:

* In each case with a copy to:          Vice President and General Counsel
                                        MascoTech, Inc.
                                        21001 Van Born Road
                                        Taylor, Michigan  48180
                                        Facsimile:  313-792-6136

COMPANY

MTSPC, Inc.
21001 Van Born Road
Taylor, Michigan  48180
         Attention:  President
         Facsimile No.:  313-792-6136
         Telephone No.:  313-274-7400

                                                                 Sale Agreement

                                                                    EXHIBIT A-1

                            FORM OF LOCKBOX AGREEMENT

                            [LETTERHEAD OF MASCOTECH]

                                          ,    , 200
                           ---------------  ---     -

[LOCKBOX BANK]

Ladies and Gentlemen:

Reference is made to our Lockbox account no.               maintained with you
(the "Account") pursuant to a lockbox agreement between the undersigned and you, the terms and conditions of which are incorporated herein by reference (the "Lockbox Agreement"). Pursuant to a Purchase and Sale Agreement, dated as of June 22, 2000, as amended, supplemented or otherwise modified from time to time, among the undersigned, as seller, and MTSPC, Inc., as purchaser, we have sold and/or may hereafter sell to MTSPC, Inc. certain of the accounts, chattel paper, instruments or general intangibles (collectively, "Receivables") with respect to which payments are or may hereafter be made to the Account. Pursuant to a Receivables Purchase Agreement, dated as of June 22, 2000 (as amended, supplemented or otherwise modified from time to time, the "Receivables Purchase Agreement"), among MTSPC, Inc., as seller, the undersigned, as initial master servicer (MTSPC, Inc. and the undersigned being referred to hereinafter collectively as the "Seller Parties"), Blue Ridge Asset Funding Corporation ("Blue Ridge"), as purchaser, and Wachovia Bank, N.A., as administrative agent (the "Administrative Agent"). MTSPC, Inc. has assigned and/or may hereafter assign to Blue Ridge an undivided percentage interest in the Receivables.

For purposes of this letter agreement, Wachovia Bank, N.A. is acting as Administrative Agent for Blue Ridge. We hereby transfer exclusive ownership and control of the Account to the Administrative Agent, for the benefit of Blue Ridge, subject only to the condition subsequent that the Administrative Agent shall have given you notice of its election to assume such ownership and control, which notice shall be substantially in the form attached hereto as Annex A.

We hereby irrevocably instruct you, at all times from and after the date of your receipt of notice from the Administrative Agent of its assumption of control of the Account as described above, (i) to make all payments to be made by you out of or in connection with the Account directly to the Administrative Agent in accordance with the instructions of the Administrative Agent, (ii) to hold all moneys and instruments delivered to the Account or any lockbox administered by you for the order of the Administrative Agent (for the benefit of Blue Ridge),
(iii) to refrain from initiating any transfer from the Account to any Seller Party and (iv) to change the name of the Account to "Wachovia Bank, N.A., as Administrative Agent for Blue Ridge Asset Funding Corporation". The Administrative Agent agrees to execute your standard wire transfer documentation in effect from time to time, or other customary documentation related to wire transfers, prior to the initiation of any wire transfers.

We also hereby notify you that, at all times from and after the date of your receipt of notice from the Administrative Agent as described above, the Administrative Agent shall be irrevocably entitled to exercise in our place and stead any and all rights in respect of or in connection with the Account, including, without limitation, (a) the right to specify when payments are to be made out of or in connection with the Account and (b) the right to require preparation of duplicate monthly bank statements on the Account for the Administrative Agent's audit purposes and mailing of such statements directly to the Administrative Agent at an address specified by the Administrative Agent.

Notices from the Administrative Agent and other notices or communications under this letter agreement may be personally served or sent by facsimile or by certified mail, return receipt requested, or by express mail or courier, to the address or facsimile number set forth under the signature of the relevant party to this letter agreement (or to such other address or facsimile number as the relevant party shall have designated by written notice to the party giving the aforesaid notice or other communication). Notwithstanding the foregoing, any notice delivered by you may be delivered by regular mail. If notice is given by facsimile, it will be deemed to have been received when the notice is sent and receipt is confirmed by telephone or other electronic means. All other notices will be deemed to have been received when actually received or, in the case of personal delivery, delivered.

By executing this letter agreement, you acknowledge the existence of the Administrative Agent's right to ownership and control of the Account and its ownership (on behalf of Blue Ridge and MTSPC, Inc. as the parties having interests in such amounts) of the amounts from time to time on deposit therein, and agree that from the date hereof the Account shall be maintained by you for the benefit of, and amounts from time to time therein held by you for, the Administrative Agent (on behalf of Blue Ridge and MTSPC, Inc. on the terms provided herein. Except as otherwise provided in this letter agreement, payments to the Account are to be processed in accordance with the standard procedures currently in effect. All service charges and fees with respect to the Account shall continue to be payable by us as under the arrangements currently in effect.

By executing this letter agreement, you irrevocably waive and agree not to assert, claim or endeavor to exercise, irrevocably bar and estop yourself from asserting, claiming or exercising, and acknowledge that you have not heretofore received a notice, writ, order or any form of legal process from any other party asserting, claiming or exercising, any right of set-off, banker's lien or other purported form of claim with respect to the Account or any funds from time to time therein. Except for your right to payment of your service charges and fees and your right to make deductions for returned items, you shall have no rights in the Account or funds therein. To the extent you may ever have such rights, you hereby expressly subordinate all such rights to all rights of the Administrative Agent.

You may terminate this letter agreement by canceling the Account maintained with you, which cancellation and termination shall become effective only upon 90 days' prior written notice thereof from you to the Administrative Agent. Incoming mail addressed to the Account received after such cancellation shall be forwarded in accordance with the Administrative Agent's instructions. This letter agreement may also be terminated upon written notice to you by the Administrative Agent stating that the Receivables Purchase Agreement is no longer in effect. Except as otherwise provided in this paragraph, this letter agreement may not be terminated or amended without the prior written consent of the Administrative Agent.

Notwithstanding any other provision of this letter agreement, it is agreed by the parties hereto that you shall not be liable to Blue Ridge or the Administrative Agent for any action taken by you or any of your directors, officers, agents or employees in accordance with this letter agreement at the request of the Administrative Agent, except for your or such person's own gross negligence or willful misconduct.

This letter agreement may be executed by the signatories hereto in several counterparts, each of which shall be deemed to be an original and all of which shall together constitute but one and the same letter agreement. This letter agreement shall be governed by and interpreted under the laws of the State of New York.

Please acknowledge your agreement to the terms set forth in this letter agreement by signing the six copies of this letter agreement enclosed herewith in the space provided below and returning each of such signed copies to the Administrative Agent.

                            Very truly yours,

                            MASCOTECH, INC.

                            By:
                               --------------------------------------
                            Name:
                                 ------------------------------------
                            Title:
                                  -----------------------------------

                            Address for notice:

                            [ADDRESS OF MASCOTECH]

                            Attention:
                            Facsimile No.:

Accepted and confirmed as of
the date first written above:

BLUE RIDGE ASSET FUNDING CORPORATION,
as Purchaser

By:
   -----------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------

Address for notice:
--------------------------------------------

--------------------------------------------

--------------------------------------------

Attention:
          ----------------------------------
Facsimile No:
             -------------------------------


WACHOVIA BANK, N.A.,
as Administrative Agent

By:
   -----------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------

Address for notice:
191 Peachtree Street, N.E., GA-423
Atlanta, Georgia 30303
Attention:  Elizabeth Wagner
Facsimile:  (404) 332-5152


Acknowledged and agreed to as of
the date first written above:


MTSPC, INC.

By:
   -----------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------

Address for notice:
Attention:
          --------------------
Facsimile No:
               ---------------

[LOCKBOX BANK]

By:
   -----------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------

Address for notice:

--------------------------------------------

--------------------------------------------

--------------------------------------------
Attention:
          ----------------------------------
Facsimile No:
             -------------------------------

                                                                    ANNEX A to
                                                              Lockbox Agreement


              [FORM OF NOTICE OF ASSUMPTION OF CONTROL OF ACCOUNT]

                       [LETTERHEAD OF WACHOVIA BANK, N.A.]

                                              , 200
                            ------------------     -

[NAME OF LOCKBOX BANK]
[ADDRESS OF LOCKBOX BANK]


---------------------

---------------------
Re:  [NAME OF SELLER]
     Lockbox Account No.

Ladies and Gentlemen:

Reference is made to the letter agreement dated June 22, 2000 (as amended, supplemented or otherwise modified from time to time, the "Letter Agreement") among MTSPC, Inc., MascoTech, Inc., Blue Ridge Asset Funding Corporation (the "Purchaser"), Wachovia Bank, N.A., as Administrative Agent for the Purchaser, and you, concerning the above-described Lockbox account (the "Account").

We hereby give you notice of our assumption of ownership and control of the Account as provided in the Letter Agreement.

We hereby instruct you to make all payments to be made by you out of or in connection with the Account [DIRECTLY TO THE UNDERSIGNED, AT [OUR ADDRESS SET FORTH ABOVE], FOR THE ACCOUNT OF [BLUE RIDGE ASSET FUNDING CORPORATION] (ACCOUNT
NO.            )].

         [OTHER INSTRUCTIONS]

                    Very truly yours,
                    WACHOVIA BANK N.A.,
                    as Administrative Agent

                    By:
                       -----------------------------------------
                    Name:
                         ---------------------------------------
                    Title:
                          --------------------------------------